                                                                      EXHIBIT 99


















                                   [TO COME]

                                                                      EXHIBIT 99

                              SABINE ROYALTY TRUST

                                 TAX INFORMATION
                                      2001



         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST

                                  MARCH 1, 2002

TO UNIT HOLDERS:

         This booklet provides 2001 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust"). Each Unit holder is encouraged to read the entire booklet very carefully.

         The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2001 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

         The material herein is not intended and should not be construed as professional tax or legal advice. Unit holders are encouraged to consult their own tax advisors concerning its use.

Very truly yours,


Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST

                               TABLE OF CONTENTS

                                                                                                                               PAGE
                                                                                                                               ----
2001 TAX INFORMATION
o Reading the Income and Expense Schedules...................................................................................   1
o Identifying Which Income and Expense Schedules to Use......................................................................   1
o Applying the Data From the Income and Expense Schedules....................................................................   1
o Computing Depletion........................................................................................................   1
o Sale or Exchange of Units..................................................................................................   3
o Classification of Investment...............................................................................................   3
o Nonresident Foreign Unit Holders...........................................................................................   3
o Backup Withholding.........................................................................................................   3
o State Income Tax...........................................................................................................   3
o Table of 2001 Monthly Record Dates and Cash Distributions Per Unit.........................................................   4
o Tax Computation Worksheet..................................................................................................   5
o Supplement to Tax Computation Worksheet....................................................................................   6
o Tax Information Schedules..................................................................................................   7
  o o Form 1041, Grantor Trust for Calendar Year 2001........................................................................   7
  o o Form 1041, Grantor Trust for January.2001..............................................................................   8
  o o Form 1041, Grantor Trust for February 2001.............................................................................   9
  o o Form 1041, Grantor Trust for March 2001................................................................................   10
  o o Form 1041, Grantor Trust for April 2001................................................................................   11
  o o Form 1041, Grantor Trust for May 2001..................................................................................   12
  o o Form 1041, Grantor Trust for June 2001.................................................................................   13
  o o Form 1041, Grantor Trust for July 2001.................................................................................   14
  o o Form 1041, Grantor Trust for August 2001...............................................................................   15
  o o Form 1041, Grantor Trust for September 2001............................................................................   16
  o o Form 1041, Grantor Trust for October.2001..............................................................................   17
  o o Form 1041, Grantor Trust for November 2001.............................................................................   18
  o o Form 1041, Grantor Trust for December 2001.............................................................................   19
  o o Depletion Schedule I...................................................................................................   20
  o o Depletion Schedule II..................................................................................................   20
  o o Depletion Schedule III.................................................................................................   21
  o o Depletion Schedule IV..................................................................................................   21
  o o Depletion Schedule V...................................................................................................   22
  o o Depletion Schedule VI..................................................................................................   22
  o o Depletion Schedule VII.................................................................................................   23
  o o Depletion Schedule VIII................................................................................................   23
  o o Depletion Schedule IX..................................................................................................   24
  o o Depletion Schedule X...................................................................................................   24
  o o Depletion Schedule XI..................................................................................................   25
  o o Depletion Schedule XII.................................................................................................   25
  o o Depletion Schedule XIII................................................................................................   26
  o o Depletion Schedule XIV.................................................................................................   26
  o o Depletion Schedule XV..................................................................................................   27
  o o Depletion Schedule XVI.................................................................................................   27
  o o Depletion Schedule XVII................................................................................................   28
  o o Depletion Schedule XVIII...............................................................................................   28
  o o Depletion Schedule XIX.................................................................................................   29
  o o Depletion Schedule XX..................................................................................................   29
  o o Depletion Schedule XXI.................................................................................................   30
o Sample Tax Forms for Individual Unit Holders...............................................................................   31
o Comprehensive Example......................................................................................................   33
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN
SABINE ROYALTY TRUST
o Tax Background Information.................................................................................................   A-1
  o o Effect of Escrow Arrangement...........................................................................................   A-1
o Depletion..................................................................................................................   A-2
  o o Cost Depletion.........................................................................................................   A-2
  o o Percentage Depletion...................................................................................................   A-2
o Nonresident Foreign Unit Holders...........................................................................................   A-3
o Sale or Exchange of Units..................................................................................................   A-4

o Backup Withholding.........................................................................................................   A-4
o State Income Tax...........................................................................................................   A-4

                              SABINE ROYALTY TRUST

                              2001 TAX INFORMATION

READING THE INCOME AND EXPENSE SCHEDULES

         The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2001. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 31, 2001, and separate noncumulative schedules for the months of January through December 2001 are enclosed. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

         Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record of the Units on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

         The appropriate schedules to be used by a Unit holder will depend upon
(i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 15, 2001 and who still owned only those Units on December 15, 2001 must use each of the separate monthly schedules for June through December 2001, and Depletion Schedule XXI for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 16, 2001 and who continued to own only those Units on December 17, 2001, must use only the cumulative schedule for calendar year 2001 and the appropriate depletion schedule(s).

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

         The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

         Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s), reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

         Noncorporate Unit holders who acquired Units in the original distribution from Sabine Corporation ("Sabine") should use Depletion Schedule I to compute 2001 depletion on those Units. Corporate Unit holders that acquired Units in the original distribution from Sabine should use Depletion Schedule II to compute 2001 depletion on those Units. The proper depletion schedule to be utilized for Units owned is reflected below.

                DATE(S) UNITS                            DEPLETION SCHEDULE
                WERE ACQUIRED                              TO BE UTILIZED
                -------------                            ------------------

            Original Distribution                     See preceding paragraph
            Before    12/16/83                        I
            12/16/83--12/17/84                        III
            12/18/84--12/16/85                        IV
            12/17/85-- 3/17/86                        V
             3/18/86--12/15/86                        VI
            12/16/86--12/15/87                        VII
            12/16/87--12/15/88                        VIII
            12/16/88--12/15/89                        IX
            12/16/89--12/17/90                        X
            12/18/90--12/16/91                        XI
            12/17/91--12/15/92                        XII
            12/16/92--12/15/93                        XIII
            12/16/93--12/15/94                        XIV
            12/16/94--12/15/95                        XV
            12/16/95--12/16/96                        XVI
            12/17/96--12/15/97                        XVII
            12/16/97--12/15/98                        XVIII
            12/16/98--12/15/99                        XIX
            12/16/99--12/15/00                        XX
            12/16/00--12/17/01                        XXI
            12/18/01--12/31/01                        No 2001 depletion allowed

         As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion schedules are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986. The proper depletion schedule to use in computing 2001 depletion is dependent upon the date upon which the Units were acquired as reflected in the preceding paragraph.

         The amount of depletion attributable to a specific state may be determined by multiplying the depletion factor indicated for the particular state times the Federal tax basis in the Unit(s) held, reduced by prior calendar years' allowable Federal depletion, if any. The Federal and state depletion factors contained on Depletion Schedule I through Depletion Schedule XX are presented on a cumulative basis for 2001. However, the Federal and state depletion factors contained on Depletion Schedule XXI are summarized separately; and the state factors are presented on a noncumulative basis. If you are using Depletion Schedule XXI for your state income tax return(s), you may either calculate the applicable state depletion for each month and add the monthly depletion amounts together, or you may add together the applicable monthly depletion factors for the relevant state and multiply this created composite depletion factor times your adjusted basis in your Units. The result should be the same using either method.

         Different depletion schedules may be required to be used for Units acquired in different years by a Unit holder. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

SALE OR EXCHANGE OF UNITS

         A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-3 in the back portion of this booklet.

CLASSIFICATION OF INVESTMENT

         Tax Reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.

BACKUP WITHHOLDING

         Unit holders who have had amounts withheld in 2001 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. The amount reported on the Form 1099-MISC should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding on line 57 of page 2 of the 2001 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet.

STATE INCOME TAX

         Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on page A-4 in the back portion of this booklet.

TABLE OF 2001 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

         Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2001. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.

                                                                       DISTRIBUTION
        MONTHLY RECORD DATE             DATE PAYABLE                     PER UNIT
        -------------------             ------------                   ------------

        January 16, 2001                January 30, 2001                 $.18261
        February 15, 2001               February 28, 2001                $.21463
        March 15, 2001                  March 29, 2001                   $.24682
        April 16, 2001                  April 30, 2001                   $.43061
        May 15, 2001                    May 29, 2001                     $.24163
        June 15, 2001                   June 29, 2001                    $.26911
        July 16, 2001                   July 30, 2001                    $.26624
        August 15, 2001                 August 29, 2001                  $.26243
        September 17, 2001              September 28, 2001               $.24371
        October 15, 2001                October 29, 2001                 $.12464
        November 15, 2001               November 29, 2001                $.23238
        December 17, 2001               December 31, 2001                $.14582

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2001
          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                       A                          B                        C

                                                          AMOUNTS PER UNIT
                                    NUMBER OF             FROM APPROPRIATE
                                   UNITS OWNED               SCHEDULE(S)                                 WHERE TO REFLECT ON
ITEM                                 (NOTE 1)                 (NOTE 2)                   TOTALS        2001 FORM 1040 (NOTE 3)
----                               -----------            ----------------               ------        -----------------------

Gross Royalty Income ............                  x                             =                    Line 4, Part I, Schedule E
                                   ----------             -----------------            ----------
Severance Tax ...................                  x                             =                    Line 16, Part I, Schedule E
                                   ----------             -----------------            ----------
Interest Income .................                  x                             =                    Line 1, Part I, Schedule B
                                   ----------             -----------------            ----------
Administrative Expense ..........                  x                             =                    Line 18, Part I, Schedule E
                                   ----------             -----------------            ----------

                                     PART II

                             COST DEPLETION (NOTE 4)

                           COST DEPLETION
                         ALLOWABLE IN PRIOR         ADJUSTED BASIS FOR            APPROPRIATE 2001
                          CALENDAR YEARS             COST DEPLETION            COST DEPLETION FACTOR
  ORIGINAL BASIS              (NOTE 5)                   PURPOSES                     (NOTE 4)               2001 COST DEPLETION*
  --------------         ------------------         ------------------         ---------------------         --------------------

                    -                         =                          x                              =

  --------------         ------------------         ------------------         ---------------------         --------------------

* Reflect cost depletion on 2001 Form 1040, line 20, Part 1, Schedule E
(Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                                                                              WHERE TO REFLECT ON
               NET SALES                    ADJUSTED BASIS                         GAIN                        2001 FORM 1040
                 PRICE                         (NOTE 6)                           (LOSS)                           (NOTE 3)
               ---------                    --------------                      -----------                   -------------------

                                -                                   =
               ---------                    --------------                      -----------                        Form 4797

NOTES

(1) In order to correctly calculate total income and expense to be reported on your 2001 Federal and, if applicable, state income tax returns, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. Only the total of each item of income and expense obtained by adding the separate Tax Computation Worksheet totals, if more than one is required, should be reported on your applicable 2001 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 16, 2001 through December 17, 2001, then the amounts reflected on the cumulative schedule for 2001 should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. The U.S. Corporation Income Tax Return (Form 1120) does not require that royalty income and related expenses be separately identified on any specific schedules. Note: Schedule D should be utilized to report the Sale of Units acquired before January 1, 1987. (See "Sale or Exchange of Units" on page A-3.)

(4) The appropriate depletion schedule(s) to be utilized is generally dependent upon the date on which the Units were acquired. See "Computing Cost Depletion" on page 1 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in prior years' Sabine Royalty Trust Tax Information Booklet(s) should be used in order to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

                              SABINE ROYALTY TRUST
                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2001
                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

     This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 16, 2001 through December 17, 2001. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the monthly schedules (pages 8-19) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).

                               MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                      CALCULATED
                 ------------------------------------------------------------------------------------------------     FACTOR
                 JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER    PER UNIT*
                 -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   -----------
Gross Royalty
  Income ......
                 -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   -----------
Severance
  Tax .........
                 -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   -----------
Interest
  Income ......
                 -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   -----------
Administrative
  Expense .....
                 -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------   -----------

* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

                                                                 CUMULATIVE 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                          OTHER INCOME
                               ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                     ------------------------------------------   ----------------------------
                         GROSS       SEVERANCE     NET ROYALTY      INTEREST    ADMINISTRATIVE
SOURCE                  INCOME           TAX         PAYMENTS        INCOME        EXPENSE
------               ------------   ------------   ------------   ------------  --------------

Florida ..........   $    .038271   $    .002505   $    .035766   $     *        $    .001981
Louisiana ........        .242487        .008550        .233937        .000014        .014446
Mississippi ......        .145606        .009679        .135927         *             .007478
New Mexico .......        .240279        .021865        .218414         *             .016008
Oklahoma .........        .596464        .050773        .545691         *             .030364
Texas ............       1.977648        .117593       1.860055        .014613        .113511
                     ------------   ------------   ------------   ------------   ------------
TOTAL ............   $   3.240755   $    .210965   $   3.029790   $    .014627   $    .183788
                     ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                 ITEM                                          AMOUNT
                 ----                                       ------------

1.  Total Net Royalty Payments ........................     $   3.029790
2.  Interest Income*...................................          .014627
3.  Administrative Expense ............................         (.183788)
                                                            ------------
4.  Cash Distribution Per Unit ** .....................     $   2.860629
                                                            ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                FOR JANUARY 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    FEDERAL AND STATE INCOME TAX INFORMATION
                            SEE INSTRUCTIONS FOR USE

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                      OTHER INCOME
                                    ROYALTY INCOME AND EXPENSE                        AND EXPENSE
                       ---------------------------------------------------   ---------------------------------
                            GROSS           SEVERANCE        NET ROYALTY        INTEREST       ADMINISTRATIVE
SOURCE                     INCOME              TAX             PAYMENTS          INCOME            EXPENSE
------                 ---------------   ---------------   ---------------   ---------------   ---------------

Florida ............   $       .004209   $       .000285   $       .003924   $       *         $       .000161
Louisiana ..........            022320           .001057           .021263           .000005           .001146
Mississippi ........           .004534           .000323           .004211           *                 .000174
New Mexico .........           .014126           .001142           .012984           *                 .000541
Oklahoma ...........           .038230           .003104           .035126           *                 .001465
Texas ..............            117910           .006386           .111524           .001577           .004517
                       ---------------   ---------------   ---------------   ---------------   ---------------
TOTAL ..............   $       .201329   $       .012297   $       .189032   $       .001582   $       .008004
                       ===============   ===============   ===============   ===============   ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .189032
2.  Interest Income* ........................        .001582
3.  Administrative Expense ..................       (.008004)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .182610
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                               FOR FEBRUARY 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    FEDERAL AND STATE INCOME TAX INFORMATION
                            SEE INSTRUCTIONS FOR USE

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                               OTHER INCOME
                               ROYALTY INCOME AND EXPENSE                       AND EXPENSE
                    ------------------------------------------------   -------------------------------
                                                           NET
                        GROSS          SEVERANCE         ROYALTY          INTEREST      ADMINISTRATIVE
SOURCE                  INCOME            TAX            PAYMENTS          INCOME          EXPENSE
------              --------------   --------------   --------------   --------------   --------------

Florida .........   $      .003440   $      .000276   $      .003164   $      *         $      .000137
Louisiana .......          .041791          .001425          .040366          .000005          .001957
Mississippi .....          .009780          .000632          .009148          *                .000391
New Mexico ......           016598          .001522          .015076          *                .000663
Oklahoma ........          .037707          .002964          .034743          *                .001506
Texas ...........          .127524          .007700          .119824          .002048          .005093
                    --------------   --------------   --------------   --------------   --------------
        TOTAL ...   $      .236840   $      .014519   $      .222321   $      .002053   $      .009747
                    ==============   ==============   ==============   ==============   ==============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                                       AMOUNT
                  ----                                    ------------

1.  Total Net Royalty Payments ........................   $    .222321
2.  Interest Income* ..................................        .002053
3.  Administrative Expense ............................       (.009747)
                                                          ------------
4.  Cash Distribution Per Unit** ......................   $    .214627
                                                          ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                  FOR MARCH 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                  OTHER INCOME
                                  ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                       ------------------------------------------------   -------------------------------
                                                              NET
                            GROSS         SEVERANCE         ROYALTY          INTEREST      ADMINISTRATIVE
SOURCE                     INCOME            TAX            PAYMENTS          INCOME          EXPENSE
------                 --------------   --------------   --------------   --------------   --------------

Florida ............   $      .002647   $      .000223   $      .002424   $      *         $      .000064
Louisiana ..........          .026693          .001057          .025636          .000004          .000936
Mississippi ........          .007770          .000448          .007322          *                .000189
New Mexico .........           016235          .001488          .014747          *                .000394
Oklahoma ...........          .035217          .002706          .032511          *                .000855
Texas ..............          .180138          .010686          .169452          .001540          .004375
                       --------------   --------------   --------------   --------------   --------------
        TOTAL ......   $      .268700   $      .016608   $      .252092   $      .001544   $      .006813
                       ==============   ==============   ==============   ==============   ==============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                             AMOUNT
             ----                          ------------

1.  Total Net Royalty Payments .........   $    .252092
2.  Interest Income* ...................        .001544
3.  Administrative Expense .............       (.006813)
                                           ------------
4.  Cash Distribution Per Unit** .......   $    .246823
                                           ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                  FOR APRIL 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                           OTHER INCOME
                                ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                       ------------------------------------------   ---------------------------
                                                                        NET
                           GROSS       SEVERANCE       ROYALTY        INTEREST   ADMINISTRATIVE
SOURCE                    INCOME          TAX          PAYMENTS        INCOME       EXPENSE
------                 ------------   ------------   ------------   ------------ --------------

Florida ............   $    .003808   $    .000245   $    .003563   $    *         $    .000108
Louisiana ..........        .012373        .000848        .011525        .000000        .000645
Mississippi ........        .027836        .001951        .025885        *              .000790
New Mexico .........        .028921        .002393        .026528        *              .000821
Oklahoma ...........        .110897        .009133        .101764        *              .003148
Texas ..............        .289256        .016347        .272909        .002159        .008211
                       ------------   ------------   ------------   ------------   ------------
        TOTAL ......   $    .473091   $    .030917   $    .442174   $    .002159   $    .013723
                       ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

              ITEM                                           AMOUNT
              ----                                        ------------

1.  Total Net Royalty Payments ........................   $    .442174
2.  Interest Income* ..................................        .002159
3.  Administrative Expense ............................       (.013723)
                                                          ------------
4.  Cash Distribution Per Unit** ......................   $    .430610
                                                          ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                    FOR MAY 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                              OTHER INCOME
                                ROYALTY INCOME AND EXPENSE                    AND EXPENSE
                         ------------------------------------------   ---------------------------
                                                          NET
                             GROSS       SEVERANCE       ROYALTY        INTEREST   ADMINISTRATIVE
SOURCE                      INCOME          TAX          PAYMENTS        INCOME        EXPENSE
------                   ------------   ------------   ------------   ------------  -------------

Florida ..............   $    .002690   $    .000165   $    .002525   $    *         $    .000115
Louisiana ............        .012219        .000494        .011725        .000000        .000809
Mississippi ..........        .017801        .001146        .016655        *              .000758
New Mexico ...........         .28975        .003841        .025134        *              .001234
Oklahoma .............        .052286        .004348        .047938        *              .002226
Texas ................        .156890        .008974        .147916        .001560        .006680
                         ------------   ------------   ------------   ------------   ------------
        TOTAL ........   $    .270861   $    .018968   $    .251893   $    .001560   $    .011822
                         ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

               ITEM                                AMOUNT
               ----                             ------------

1.  Total Net Royalty Payments ..............   $    .251893
2.  Interest Income* ........................        .001560
3.  Administrative Expense ..................       (.011822)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .241631
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                   FOR JUNE 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                     OTHER INCOME
                                     ROYALTY INCOME AND EXPENSE                      AND EXPENSE
                         ------------------------------------------------   -------------------------------
                                                                NET
                              GROSS         SEVERANCE         ROYALTY          INTEREST      ADMINISTRATIVE
SOURCE                       INCOME            TAX            PAYMENTS          INCOME           EXPENSE
------                   --------------   --------------   --------------   --------------   --------------

Florida ..............   $      .002516   $      .000124   $      .002392   $      *         $      .000077
Louisiana ............          .015519          .000711          .014808          .000000          .000765
Mississippi ..........          .009061          .000642          .008419          *                .000277
New Mexico ...........           021224          .001928          .019296          *                .000648
Oklahoma .............          .062721          .004513          .058208          *                .001915
Texas ................          .185275          .011190          .174085          .001240          .005657
                         --------------   --------------   --------------   --------------   --------------
        TOTAL ........   $      .296316   $      .019108   $      .277208   $      .001240   $      .009339
                         ==============   ==============   ==============   ==============   ==============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .277208
2.  Interest Income* ........................        .001240
3.  Administrative Expense ..................       (.009339)
                                                ------------
4.  Cash Distribution Per Unit** ............        .269109
                                                ============


* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                   FOR JULY 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                      OTHER INCOME
                                    ROYALTY INCOME AND EXPENSE                        AND EXPENSE
                         -------------------------------------------------   -------------------------------
                                                                 NET
                             GROSS          SEVERANCE          ROYALTY         INTEREST       ADMINISTRATIVE
SOURCE                       INCOME            TAX             PAYMENTS         INCOME           EXPENSE
------                   --------------   --------------    --------------   --------------   --------------

Florida ..............   $      .006527   $      .000393    $      .006134   $      *         $      .000170
Louisiana ............           010219         (.001169)          .011388          .000000          .000557
Mississippi ..........          .017653          .001124           .016529          *                .000460
New Mexico ...........          .019251          .001692           .017559          *                .000502
Oklahoma .............          .036790          .002711           .034079          *                .000959
Texas ................          .199938          .012616           .187322          .001086          .005210
                         --------------   --------------    --------------   --------------   --------------
        TOTAL ........   $      .290378   $      .017367    $      .273011   $      .001086   $      .007858
                         ==============   ==============    ==============   ==============   ==============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                 ITEM                              AMOUNT
                 ----                           ------------

1.  Total Net Royalty Payments ..............   $    .273011
2.  Interest Income* ........................        .001086
3.  Administrative Expense ..................      (.0007858)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .266239
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                 FOR AUGUST 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                              OTHER INCOME
                                  ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                         ------------------------------------------   ---------------------------
                                                           NET
                            GROSS        SEVERANCE       ROYALTY        INTEREST    ADMINISTRATIVE
SOURCE                      INCOME          TAX          PAYMENTS        INCOME         EXPENSE
------                   ------------   ------------   ------------   ------------  -------------

Florida ..............   $    .001714   $    .000031   $    .001683   $          *   $    .000053
Louisiana ............        .048218        .001508        .046710        .000000        .001767
Mississippi ..........        .004977        .000341        .004636              *        .000153
New Mexico ...........        .017322        .001313        .016009              *        .000531
Oklahoma .............        .072467        .010139        .062328              *        .002221
Texas ................        .148452        .009184        .139268        .001072        .004550
                         ------------   ------------   ------------   ------------   ------------
        TOTAL ........   $    .293150   $    .022516   $    .270634   $    .001072   $    .009275
                         ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                              AMOUNT
                  ----                          --------------

1.  Total Net Royalty Payments ..............   $      .270634
2.  Interest Income* ........................          .001072
3.  Administrative Expense ..................         (.009275)
                                                --------------
4.  Cash Distribution Per Unit** ............   $      .262431
                                                ==============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                              FOR SEPTEMBER 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                     ROYALTY INCOME AND EXPENSE                          AND EXPENSE
                         ---------------------------------------------------   ---------------------------------
                                                                 NET
                             GROSS           SEVERANCE          ROYALTY           INTEREST       ADMINISTRATIVE
SOURCE                       INCOME             TAX             PAYMENTS           INCOME           EXPENSE
------                   ---------------   ---------------   ---------------   ---------------   ---------------

Florida ..............   $       .004915   $       .000327   $       .004588   $             *   $       .000141
Louisiana ............            029437           .000816           .028621           .000000           .001131
Mississippi ..........           .023804           .001555           .022249                 *           .000681
New Mexico ...........           .015390           .001423           .013967                 *           .000440
Oklahoma .............           .048191           .003724           .044467                 *           .001378
Texas ................           .145844           .009153           .136691           .001064           .004169
                         ---------------   ---------------   ---------------   ---------------   ---------------
        TOTAL ........   $       .267581   $       .016998   $       .250583   $       .001064   $       .007940
                         ===============   ===============   ===============   ===============   ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .250583
2.  Interest Income* ........................        .001064
3.  Administrative Expense ..................       (.007940)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .243707
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                FOR OCTOBER 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                             OTHER INCOME
                                  ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                         ------------------------------------------   ---------------------------
                                                                          NET
                            GROSS        SEVERANCE       ROYALTY        INTEREST    ADMINISTRATIVE
SOURCE                      INCOME          TAX          PAYMENTS        INCOME        EXPENSE
------                   ------------   ------------   ------------   ------------  -------------

Florida ..............   $    .002127   $    .000159   $    .001968   $          *  $     .000498
Louisiana ............        .009537        .000673        .008864        .000000        .002523
Mississippi ..........        .006451        .000391        .006060              *        .001511
New Mexico ...........        .012986        .001146        .011840              *        .003042
Oklahoma .............        .025504        .002024        .023480              *        .005974
Texas ................        .121726        .007773        .113953        .000537        .028512
                         ------------   ------------   ------------   ------------   ------------
        TOTAL ........   $    .178331   $    .012166   $    .166165   $    .000537   $    .042060
                         ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .166165
2.  Interest Income* ........................        .000537
3.  Administrative Expense ..................       (.042060)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .124642
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                               FOR NOVEMBER 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                             OTHER INCOME
                                 ROYALTY INCOME AND EXPENSE                  AND EXPENSE
                         ------------------------------------------   ---------------------------
                                                          NET
                            GROSS        SEVERANCE       ROYALTY       INTEREST     ADMINISTRATIVE
SOURCE                      INCOME          TAX          PAYMENTS       INCOME         EXPENSE
------                   ------------   ------------   ------------   ------------  --------------

Florida ..............   $    .002068   $    .000158   $    .001910   $          *   $    .000161
Louisiana ............        .009126        .000676        .008450        .000000        .000996
Mississippi ..........        .007875        .000521        .007354              *        .000611
New Mexico ...........        .017563        .001551        .016012              *        .001363
Oklahoma .............        .050276        .003614        .046662              *        .003902
Texas ................        .183486        .010656        .172830        .000436        .014241
                         ------------   ------------   ------------   ------------   ------------
        TOTAL ........   $    .270394   $    .017176   $    .253218   $    .000436   $    .021274
                         ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .253218
2.  Interest Income* ........................        .000436
3.  Administrative Expense ..................       (.021274)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .232380
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                               FOR DECEMBER 2001

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                            OTHER INCOME
                                  ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                         ------------------------------------------   ---------------------------
                                                          NET
                             GROSS        SEVERANCE      ROYALTY        INTEREST    ADMINISTRATIVE
SOURCE                      INCOME           TAX         PAYMENTS        INCOME        EXPENSE
------                   ------------   ------------   ------------   ------------  --------------

Florida ..............   $    .001610   $    .000119   $    .001491   $          *   $    .000296
Louisiana ............        .005035        .000454        .004581        .000000        .001214
Mississippi ..........        .008064        .000605        .007459              *        .001483
New Mexico ...........        .031688        .002426        .029262              *        .005829
Oklahoma .............        .026178        .001793        .024385              *        .004815
Texas ................        .121209        .006928        .114281        .000294        .022296
                         ------------   ------------   ------------   ------------   ------------
        TOTAL ........   $    .193784   $    .012325   $    .181459   $    .000294   $    .035933
                         ============   ============   ============   ============   ============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                  ITEM                             AMOUNT
                  ----                          ------------

1.  Total Net Royalty Payments ..............   $    .181459
2.  Interest Income* ........................        .000294
3.  Administrative Expense ..................       (.035933)
                                                ------------
4.  Cash Distribution Per Unit** ............   $    .145820
                                                ============

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE I

         The cumulative depletion factors reflected in Depletion Schedule I should be used to compute 2001 federal and state depletion amounts attributable to Unit holders in the original distribution from Sabine Corporation and all other Units purchased in 1983 by any Unit holder for which the Unit holder was entitled to one or more 1983 monthly distributions. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                   LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                  ------------------------------------------------------------------------------------------------------------------
                  JANUARY   FEBRUARY   MARCH    APRIL    MAY      JUNE      JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER   DECEMBER
                  -------   --------  -------  -------  -------  -------   -------  -------  ---------  -------  --------   --------
FEDERAL
  DEPLETION
  FACTOR ......   .007862   .016922   .026347  .040597  .049519  .061575   .074195  .085672   .097713   .108505   .125273   .138117
                  =======   =======   =======  =======  =======  =======   =======  =======   =======   =======   =======   =======

STATE DEPLETION
  FACTORS
Florida .......   .000005   .000009   .000013  .000018  .000022  .000026   .000036  .000038   .000046   .000049   .000052   .000055
Louisiana .....   .000104   .000341   .000442  .000527  .000576  .000645   .000692  .000899   .001048   .001115   .001181   .001221
Mississippi ...   .000069   .000176   .000257  .000596  .000741  .000829   .001000  .001005   .001503   .001595   .001715   .001846
New Mexico ....   .000106   .000233   .000343  .000526  .000788  .000938   .001084  .001243   .001402   .001543   .001720   .002053
Oklahoma ......   .000848   .001661   .002474  .004232  .004993  .006024   .006730  .008399   .009402   .010001   .011332   .012146
Texas .........   .006730   .014502   .022818  .034698  .042399  .053113   .064653  .074088   .084312   .094202   .109273   .120796


                              DEPLETION SCHEDULE II

         The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 2001 federal and state depletion amounts attributable to Units acquired in the original distribution from Sabine Corporation by corporate Unit holders. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                   LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                  ------------------------------------------------------------------------------------------------------------------
                  JANUARY   FEBRUARY   MARCH    APRIL    MAY      JUNE      JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER   DECEMBER
                  -------   --------  -------  -------  -------  -------   -------  -------  ---------  -------  --------   --------
FEDERAL
  DEPLETION
  FACTOR.......   .008118   .017712   .027234  .042895  .052203  .064194   .076774  .088621   .102622   .113189   .129707   .142462
                  =======   =======   =======  =======  =======  =======   =======  =======   =======   =======   =======   =======

STATE DEPLETION
  FACTORS
Florida........        --        --        --       --       --       --        --       --        --        --        --        --
Louisiana......   .000294   .000965   .001251  .001491  .001629  .001825   .001959  .002543   .002965   .003156   .003343   .003456
Mississippi....   .000377   .000965   .001410  .003268  .004064  .004547   .005486  .005516   .008248   .008751   .009411   .010130
New Mexico.....   .000146   .000320   .000471  .000722  .001082  .001288   .001488  .001707   .001924   .002117   .002360   .002816
Oklahoma.......   .001375   .002693   .004011  .006862  .008095  .009767   .010912  .013618   .015245   .016216   .018374   .019694
Texas..........   .005926   .012769   .020091  .030552  .037333  .046767   .056929  .065237   .074240   .082949   .096219   .106366

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE III

         The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1984. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .006824  .014724   .022915  .035235 .042927  .053390  .064358  .074309  .084757   .094140  .108699    .119800
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======  =======    =======
STATE DEPLETION
  FACTORS
Florida ............  .000005  .000009   .000013  .000018 .000022  .000026 .000035  .000037   .000044   .000047  .000050    .000053
Louisiana ..........  .000117  .000385   .000499  .000595 .000650  .000728 .000782  .001015   .001184   .001260  .001335    .001380
Mississippi ........  .000057  .000145   .000212  .000491 .000610  .000683 .000824  .000828   .001238   .001314  .001413    .001521
New Mexico .........  .000062  .000136   .000200  .000307 .000460  .000548 .000633  .000726   .000819   .000901  .001004    .001198
Oklahoma ...........  .000690  .001352   .002013  .003444 .004063  .004902 .005477  .006835   .007652   .008139  .009222    .009884
Texas ..............  .005893  .012697   .019978  .030380 .037122  .046503 .056607  .064868   .073820   .082479  .095675    .105764

                              DEPLETION SCHEDULE IV

         The cumulative depletion factors reflected in Depletion Schedule IV should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1985. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
DEPLETION
  FACTOR ...........  .007471  .016074   .025062  .038634 .047159  .058669  .070780  .081608  .093143   .103484  .119513    .131818
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======  =======    =======
STATE DEPLETION
  FACTORS
Florida ............  .000005  .000009   .000013  .000018 .000022  .000026  .000035  .000037  .000044   .000047  .000050    .000053
Louisiana ..........  .000074  .000244   .000316  .000377 .000412  .000462  .000496  .000644  .000751   .000799  .000846    .000875
Mississippi ........  .000076  .000194   .000284  .000658 .000818  .000915  .001104  .001110  .001660   .001761  .001894    .002039
New Mexico .........  .000099  .000217   .000320  .000491 .000736  .000876  .001012  .001161  .001309   .001440  .001605    .001915
Oklahoma ...........  .000717  .001404   .002091  .003577 .004220  .005091  .005688  .007098  .007946   .008452  .009577    .010265
Texas ..............  .006500  .014006   .022038  .033513 .040951  .051299  .062445  .071558  .081433   .090985  .105541    .116671

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE V

         The cumulative depletion factors reflected in Depletion Schedule V should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions on the January 15, February 17 or March 17, 1986 Monthly Record Date. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .006913  .014855   .023183  .035709 .043610  .054292  .065539  .075544  .086164   .095773   .110656   .122090
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000006  .000010   .000014  .000019 .000023  .000027  .000037  .000040  .000048   .000051   .000054   .000057
Louisiana ..........  .000051  .000167   .000216  .000257 .000281  .000315  .000338  .000439  .000512   .000545   .000577   .000596
Mississippi ........  .000059  .000151   .000221  .000511 .000635  .000711  .000858  .000863  .001290   .001369   .001472   .001584
New Mexico .........  .000095  .000209   .000308  .000472 .000708  .000843  .000974  .001117  .001259   .001385   .001544   .001843
Oklahoma ...........  .000631  .001236   .001841  .003150 .003716  .004484  .005010  .006252  .006999   .007445   .008436   .009042
Texas ..............  .006071  .013082   .020583  .031300 .038247  .047912  .058322  .066833  .076056   .084978   .098573   .108968


                              DEPLETION SCHEDULE VI

         The cumulative depletion factors reflected in Depletion Schedule VI should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions after the March 17, 1986 Monthly Record Date and before the January 15, 1987 Monthly Record Date. This schedule should not be used to compute depletion for any other units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .006259  .013462   .020998  .032339 .039510  .049169  .059341  .068399  .078032   .086725   .100179   .110547
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000005  .000009   .000012  .000016 .000019  .000022  .000030  .000032  .000038   .000041   .000044   .000047
Louisiana ..........  .000055  .000181   .000235  .000280 .000306  .000343  .000368  .000478  .000557   .000593   .000628   .000649
Mississippi ........  .000056  .000144   .000211  .000489 .000608  .000680  .000821  .000825  .001234   .001309   .001408   .001516
New Mexico .........  .000103  .000225   .000331  .000508 .000761  .000906  .001047  .001201  .001354   .001490   .001661   .001982
Oklahoma ...........  .000567  .001110   .001653  .002828 .003336  .004025  .004497  .005612  .006283   .006683   .007573   .008117
Texas ..............  .005473  .011793   .018556  .028218 .034480  .043193  .052578  .060251  .068566   .076609   .088865   .098236

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE VII

         The cumulative depletion factors reflected in Depletion Schedule VII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1987. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007063  .015170   .023667  .036443 .044510  .055405 .066873  .077101   .087917   .097710   .112882   .124548
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............ .000016   .000029   .000041  .000056 .000067  .000079  .000107  .000114  .000136   .000146   .000156   .000165
Louisiana .......... .000054   .000177   .000230  .000274 .000299  .000335  .000360  .000467  .000545   .000580   .000614   .000635
Mississippi ........ .000055   .000141   .000206  .000479 .000596  .000667  .000805  .000809  .001210   .001284   .001381   .001486
New Mexico ......... .000106   .000232   .000342  .000524 .000785  .000935  .001081  .001240  .001398   .001538   .001714   .002045
Oklahoma ........... .000661   .001294   .001927  .003296 .003888  .004691  .005241  .006541  .007323   .007789   .008826   .009460
Texas .............. .006171   .013297   .020921  .031814 .038875  .048698  .059279  .067930  .077305   .086373   .100191   .110757


                             DEPLETION SCHEDULE VIII

         The cumulative depletion factors reflected in Depletion Schedule VIII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1988. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007275  .015606   .024322  .037495 .045766  .056937  .068633  .079244  .090310   .100299   .115834   .127748
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000020  .000036   .000051  .000071 .000086  .000101  .000137  .000146  .000174   .000187   .000199   .000211
Louisiana ..........  .000062  .000202   .000262  .000312 .000341  .000382  .000410  .000532  .000620   .000660   .000699   .000723
Mississippi ........  .000051  .000131   .000192  .000446 .000555  .000621  .000749  .000753  .001126   .001195   .001285   .001383
New Mexico .........  .000109  .000239   .000352  .000539 .000808  .000962  .001112  .001275  .001437   .001581   .001762   .002103
Oklahoma ...........  .000801  .001569   .002336  .003996 .004714  .005688  .006355  .007931  .008878   .009443   .010700   .011468
Texas ..............  .006232  .013429   .021129  .032131 .039262  .049183  .059870  .068607  .078075   .087233   .101189   .111860

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE IX

         The cumulative depletion factors reflected in Depletion Schedule IX should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1989. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007211  .015435   .024023  .037181 .045339  .056333  .067793  .078371  .089383   .099141   .114401   .126062
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000034  .000061   .000087  .000120 .000144  .000169  .000229  .000244  .000292   .000313   .000334   .000354
Louisiana ..........  .000059  .000193   .000250  .000298 .000326  .000365  .000392  .000509  .000593   .000631   .000668   .000691
Mississippi ........  .000068  .000175   .000256  .000594 .000739  .000827  .000998  .001003  .001500   .001591   .001711   .001842
New Mexico .........  .000101  .000222   .000327  .000501 .000750  .000893  .001032  .001184  .001335   .001469   .001637   .001953
Oklahoma ...........  .000967  .001894   .002821  .004826 .005693  .006869  .007674  .009577  .010721   .011404   .012922   .013850
Texas ..............  .005982  .012890   .020282  .030842 .037687  .047210  .057468  .065854  .074942   .083733   .097129   .107372


                              DEPLETION SCHEDULE X

         The cumulative depletion factors reflected in Depletion Schedule X should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1990. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007098  .015200   .023636  .036530 .044583  .055377  .066622  .077047  .087824   .097405   .112368   .123861
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000046  .000083   .000118  .000163 .000196  .000230  .000312  .000333  .000398   .000427   .000456   .000483
Louisiana ..........  .000072  .000236   .000306  .000365 .000399  .000447  .000480  .000623  .000726   .000773   .000819   .000847
Mississippi ........  .000057  .000146   .000214  .000496 .000617  .000690  .000833  .000837  .001252   .001329   .001429   .001538
New Mexico .........  .000135  .000296   .000436  .000669 .001002  .001193  .001379  .001582  .001783   .001962   .002187   .002610
Oklahoma ...........  .000951  .001862   .002773  .004744 .005597  .006753  .007545  .009416  .010541   .011212   .012704   .013616
Texas ..............  .005837  .012577   .019789  .030093 .036772  .046064  .056073  .064256  .073124   .081702   .094773   .104767

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE XI

         The cumulative depletion factors reflected in Depletion Schedule XI should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1991. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .006960  .014927   .023130  .035747 .043790  .054277  .065131  .075429  .085947   .095216   .109675   .121035
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000056  .000101   .000143  .000197 .000237  .000278  .000377  .000402  .000481   .000516   .000551   .000584
Louisiana ..........  .000103  .000339   .000439  .000523 .000572  .000641  .000688  .000893  .001041   .001108   .001174   .001214
Mississippi ........  .000054  .000138   .000202  .000468 .000582  .000651  .000785  .000789  .001180   .001252   .001346   .001449
New Mexico .........  .000281  .000617   .000908  .001392 .002086  .002484  .002871  .003293  .003712   .004084   .004552   .005433
Oklahoma ...........  .001021  .001999   .002977  .005093 .006008  .007249  .008099  .010107  .011315   .012036   .013638   .014617
Texas ..............  .005445  .011733   .018461  .028074 .034305  .042974  .052311  .059945  .068218   .076220   .088414   .097738


                             DEPLETION SCHEDULE XII

         The cumulative depletion factors reflected in Depletion Schedule XII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1992. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007357  .015662   .024270  .037760 .046242  .057277  .068520  .079595  .090579   .100197   .115389   .127275
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000030  .000054   .000077  .000106 .000128  .000150  .000203  .000217  .000259   .000278   .000297   .000315
Louisiana ..........  .000056  .000184   .000239  .000285 .000311  .000348  .000374  .000486  .000567   .000604   .000640   .000662
Mississippi ........  .000051  .000131   .000192  .000445 .000553  .000619  .000747  .000751  .001124   .001193   .001283   .001381
New Mexico .........  .000312  .000684   .001007  .001543 .002312  .002753  .003182  .003650  .004115   .004528   .005047   .006023
Oklahoma ...........  .001403  .002747   .004091  .006999 .008257  .009963  .011131  .013891  .015551   .016541   .018742   .020088
Texas ..............  .005505  .011862   .018664  .028382 .034681  .043444  .052883  .060600  .068963   .077053   .089380   .098806

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE XIII

         The cumulative depletion factors reflected in Depletion Schedule XIII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1993. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007476  .015982   .024689  .038276 .046892  .058002  .069381  .080586  .091765   .101464   .116705   .128719
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000093  .000167   .000238  .000329 .000396  .000464  .000629  .000671  .000802   .000861   .000919   .000974
Louisiana ..........  .000124  .000407   .000528  .000629 .000687  .000770  .000827  .001073  .001251   .001331   .001410   .001458
Mississippi ........  .000055  .000141   .000206  .000476 .000592  .000662  .000799  .000803  .001200   .001273   .001369   .001474
New Mexico .........  .000356  .000780   .001149  .001761 .002639  .003142  .003631  .004165  .004695   .005166   .005758   .006872
Oklahoma ...........  .001374  .002691   .004008  .006857 .008090  .009761  .010905  .013610  .015236   .016207   .018364   .019683
Texas ..............  .005474  .011796   .018560  .028224 .034488  .043203  .052590  .060264  .068581   .076626   .088885   .098258


                             DEPLETION SCHEDULE XIV

         The cumulative depletion factors reflected in Depletion Schedule XIV should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1994. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007271  .015581   .023996  .037145 .045344  .056019  .066977  .077875  .088756   .098038   .112646   .124014
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000155  .000279   .000397  .000549 .000661  .000775  .001050  .001121  .001340   .001438   .001534   .001625
Louisiana ..........  .000186  .000610   .000791  .000942 .001029  .001153  .001238  .001607  .001874   .001994   .002112   .002183
Mississippi ........  .000060  .000154   .000225  .000522 .000649  .000726  .000876  .000881  .001318   .001399   .001505   .001620
New Mexico .........  .000271  .000595   .000876  .001343 .002013  .002397  .002770  .003177  .003582   .003941   .004393   .005243
Oklahoma ...........  .001406  .002753   .004100  .007014 .008275  .009984  .011154  .013920  .015583   .016575   .018781   .020130
Texas ..............  .005193  .011190   .017607  .026775 .032717  .040984  .049889  .057169  .065059   .072691   .084321   .093213

                              SABINE ROYALTY TRUST
                              DEPLETION SCHEDULE XV

         The cumulative depletion factors reflected in Depletion Schedule XV should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1995. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007490  .015926   .024529  .038120 .046552  .057465  .068786  .079874  .091159   .100604   .115488   .127082
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000285  .000513   .000729  .001007 .001213  .001423  .001928  .002058  .002460   .002640   .002816   .002983
Louisiana ..........  .000128  .000419   .000543  .000647 .000707  .000792  .000850  .001104  .001287   .001370   .001451   .001500
Mississippi ........  .000082  .000210   .000307  .000710 .000883  .000988  .001192  .001198  .001791   .001900   .002043   .002199
New Mexico .........  .000277  .000607   .000894  .001370 .002053  .002444  .002824  .003239  .003652   .004018   .004479   .005346
Oklahoma ...........  .001527  .002991   .004455  .007621 .008991  .010848  .012120  .015125  .016932   .018010   .020407   .021873
Texas ..............  .005191  .011186   .017601  .026765 .032705  .040970  .049872  .057150  .065037   .072666   .084292   .093181


                             DEPLETION SCHEDULE XVI

         The cumulative depletion factors reflected in Depletion Schedule XVI should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1996. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .007463  .015813   .024285  .037890 .046208  .056953  .067854  .079183  .090185   .099318   .113913   .125219
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000254  .000457   .000650  .000898 .001081  .001268  .001718  .001834  .002192   .002352   .002509   .002658
Louisiana ..........  .000142  .000465   .000603  .000719 .000786  .000880  .000945  .001227 .001431    .001523   .001613   .001667
Mississippi ........  .000061  .000157   .000229  .000531 .000660  .000739  .000892  .000897 .001341    .001423   .001530   .001647
New Mexico .........  .000298  .000653   .000961  .001473 .002207  .002628  .003037  .003483 .003927    .004321   .004816   .005748
Oklahoma ...........  .001903  .003727   .005551  .009496 .011203  .013517  .015101  .018845 .021097    .022441   .025427   .027253
Texas ..............  .004805  .010354   .016291  .024773 .030271  .037921  .046161  .052897 .060197    .067258   .078018   .086246

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE XVII

         The cumulative depletion factors reflected in Depletion Schedule XVII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1997. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .008221  .017558   .026968  .041816 .050986  .062883  .075122  .087428  .099706   .109964   .126163   .138734
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000288  .000518   .000737  .001018 .001226  .001438  .001949  .002080  .002486   .002668   .002846   .003015
Louisiana ..........  .000220  .000723   .000937  .001117 .001221  .001368  .001469  .001906  .002222   .002365   .002505   .002590
Mississippi ........  .000077  .000197   .000288  .000666 .000828  .000926  .001117  .001123  .001679   .001781   .001915   .002061
New Mexico .........  .000298  .000654   .000963  .001476 .002212  .002634  .003044  .003491  .003936   .004331   .004828   .005762
Oklahoma ...........  .001764  .003455   .005145  .008801 .010383  .012528  .013996  .017467  .019554   .020799   .023567   .025260
Texas ..............  .005574  .012011   .018898  .028738 .035116  .043989  .053547  .061361  .069829   .078020   .090502   .100046


                            DEPLETION SCHEDULE XVIII

         The cumulative depletion factors reflected in Depletion Schedule XVIII should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1998. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .008340  .017864   .027419  .042701 .052040  .064107  .076533  .089000  .101798   .112205   .128649   .141399
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000249  .000448   .000637  .000880 .001059  .001242  .001683  .001796 . 002146   .002303   .002457   .002603
Louisiana ..........  .000240  .000787   .001020  .001216 .001329  .001489  .001598  .002074  .002418   .002574   .002726   .002818
Mississippi ........  .000138  .000354   .000517  .001199 .001491  .001668  .002013  .002024  .003027   .003212   .003454   .003718
New Mexico .........  .000285  .000625   .000920  .001411 .002115  .002518  .002910  .003338  .003763   .004140   .004615   .005508
Oklahoma ...........  .001812  .003549   .005285  .009041 .010666  .012869  .014378  .017944  .020088   .021367   .024211   .025950
Texas ..............  .005616  .012101   .019040  .028954 .035380  .044321  .053951  .061824  .070356   .078609   .091186   .100802

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE XIX

         The cumulative depletion factors reflected in Depletion Schedule XIX should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1999. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .008566  .018962   .028753  .044190 .053671  .065778  .078203  .091146  .104672   .115224   .131626   .144448
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000173  .000311   .000442  .000610 .000734  .000861  .001167  .001246  .001489   .001598   .001705   .001806
Louisiana ..........  .000702  .002304   .002987  .003560 .003890  .004357  .004677  .006071  .007079   .007534   .007980   .008250
Mississippi ........  .000200  .000512   .000748  .001733 .002155  .002411  .002909  .002925  .004374   .004641   .004991   .005372
New Mexico .........  .000328  .000719   .001059  .001623 .002433  .002897  .003348  .003840  .004329   .004763   .005309   .006336
Oklahoma ...........  .001625  .003183   .004741  .008111 .009569  .011545  .012898  .016096  .018019   .019167   .021718   .023278
Texas ..............  .005538  .011933   .018776  .028553 .034890  .043707  .053204  .060968  .069382   .077521   .089923   .099406


                              DEPLETION SCHEDULE XX

         The cumulative depletion factors reflected in Depletion Schedule XX should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2000. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2001
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .008432  .018622   .028260  .043868 .053450  .065394  .077799  .090341  .104294   .114723   .130898   .143743
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000179  .000322   .000458  .000633 .000762  .000894  .001212  .001294  .001547   .001660   .001771   .001876
Louisiana ..........  .000610  .002003   .002597  .003095 .003382  .003788  .004066  .005278  .006154   .006550   .006938   .007172
Mississippi ........  .000307  .000785   .001147  .002659 .003306  .003699  .004463  .004487  .006710   .007119   .007656   .008241
New Mexico .........  .000391  .000858   .001263  .001936 .002901  .003454  .003992  .004579  .005162   .005680   .006331   .007556
Oklahoma ...........  .001589  .003113   .004636  .007931 .009357  .011290  .012613  .015741  .017622   .018744   .021238   .022763
Texas ..............  .005356  .011541   .018159  .027614 .033742  .042269  .051453  .058962  .067099   .074970   .086964   .096135

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE XXI

         The cumulative depletion factors reflected in Depletion Schedule XXI should be used to compute 2001 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2001. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

FIRST MONTH
IN WHICH UNITS
WERE OWNED
ON THE MONTHLY
RECORD DATE
IN 2001               JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
---------------       -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
January ............  .008976  .020635   .030524  .046659 .056485  .068261  .080017  .094086  .108902   .118971   .134513   .147054
February ...........       --  .011659   .021548  .037683 .047509  .059285  .071041  .085110  .099926   .109995   .125537   .138078
March ..............       --       --   .009889  .026024 .035850  .047626  .059382  .073451  .088267   .098336   .113878   .126419
April ..............       --       --        --  .016135 .025961  .037737  .049493  .063562  .078378   .088447   .103989   .116530
May ................       --       --        --       -- .009826  .021602  .033358  .047427  .062243   .072312   .087854   .100395
June ...............       --       --        --       --      --  .011776  .023532  .037601  .052417   .062486   .078028   .090569
July ...............       --       --        --       --      --       --  .011756  .025825  .040641   .050710   .066252   .078793
August .............       --       --        --       --      --       --       --  .014069  .028885   .038954   .054496   .067037
September ..........       --       --        --       --      --       --       --       --  .014816   .024885   .040427   .052968
October ............       --       --        --       --      --       --       --       --       --   .010069   .025611   .038152
November ...........       --       --        --       --      --       --       --       --       --        --   .015542   .028083
December ...........       --       --        --       --      --       --       --       --       --        --        --   .012541

STATE DEPLETION
FACTORS               JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
---------------       -------  --------  -------  ------- -------  -------  -------  -------  ---------  -------  --------  --------
Florida ............  .000176  .000141   .000134  .000172 .000127  .000130  .000313  .000080  .000248   .000111   .000109   .000103
Louisiana ..........  .001431  .003267   .001393  .001168 .000673  .000953  .000653  .002843  .002056   .000929   .000910   .000550
Mississippi ........  .000361  .000563   .000426  .001777 .000761  .000462  .000898  .000028  .002614   .000481   .000631   .000688
New Mexico .........  .000593  .000707   .000614  .001021 .001464  .000838  .000815  .000889  .000884   .000785   .000987   .001857
Oklahoma ...........  .002181  .002091   .002090  .004522 .001956  .002652  .001816  .004293  .002581   .001540   .003423   .002093
Texas ..............  .004234  .004890   .005232  .007475 .004845  .006741  .007261  .005936  .006433   .006223   .009482   .007250
                      -------  -------   -------  ------- -------  -------  -------  -------  -------   -------   -------   -------
   TOTAL ...........  .008976  .011659   .009889  .016135 .009826  .011776  .011756  .014069  .014816   .010069   .015542   .012541
                      =======  =======   =======  ======= =======  =======  =======  =======  =======   =======   =======   =======

                               [SAMPLE TAX FORM]

                           SCHEDULE E (Form 1040) 2001

                               [SAMPLE TAX FORM]

                          SCHEDULE A&B (Form 1040) 2001

                             COMPREHENSIVE EXAMPLE 1

         The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2001.

              COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED
                       ON ALL MONTHLY RECORD DATES IN 2001

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2001

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                      A                   B                C

                                                  AMOUNTS PER UNIT
                                  NUMBER OF       FROM APPROPRIATE
                                 UNITS OWNED         SCHEDULE(S)                      WHERE TO REFLECT ON
       ITEM                       (NOTE 1)            (NOTE 2)           TOTALS      2001 FORM 1040 (NOTE 3)
       ----                      -----------      -----------------      ------      -----------------------
Gross Royalty Income ...........     100      x       $3.240755      =   $324.08     Line 4, Part I, Schedule E
                                     ---              ---------          ------
Severance Tax ..................     100      x       $ .210965      =   $ 21.10     Line 16, Part I, Schedule E
                                     ---              ---------          ------
Interest Income ................     100      x       $ .014627      =   $  1.46     Line 1, Part I, Schedule B
                                     ---              ---------          ------
Administrative Expense .........     100      x       $ .183788      =   $ 18.38     Line 18, Part I, Schedule E
                                     ---              ---------          ------


                                     PART II

                             COST DEPLETION (NOTE 4)


                     COST DEPLETION
                   ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR
                     CALENDAR YEARS           COST DEPLETION            APPROPRIATE 2001
ORIGINAL BASIS         (NOTE 5)                 PURPOSES             COST DEPLETION FACTOR      2001 COST DEPLETION(*)
--------------     ------------------       -------------------      ---------------------      ----------------------
  $2,100.00     -      $1,942.18        =         $157.82        x          .119800          =         $18.91
  ---------            ---------                  -------                   -------                    ------

 *  Reflect cost depletion on 2001 Form 1040, line 20, Part 1, Schedule E
    (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                     WHERE TO REFLECT ON
  NET SALES          ADJUSTED BASIS        GAIN        2001 FORM 1040
    PRICE               (NOTE 6)          (LOSS)          (NOTE 3)
--------------       --------------       ------     -------------------
Not Applicable   -         --         =     --           Form 4797
--------------           ------           ------


                        See Page 5 for Applicable Notes.

                             COMPREHENSIVE EXAMPLE 2

         The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on units disposed of during 2001.

ACQUISITION       UNITS       ORIGINAL     SALES      UNITS       SALES
   DATE         ACQUIRED       BASIS       DATE       SOLD        PRICE
-----------     --------     ---------    -------     -----     ---------
 03-21-84          100       $2,100.00    04-3-01      100      $1,275.00

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2001

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2001

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                      A                   B                C

                                                  AMOUNTS PER UNIT
                                  NUMBER OF       FROM APPROPRIATE
                                 UNITS OWNED         SCHEDULE(S)                      WHERE TO REFLECT ON
       ITEM                       (NOTE 1)            (NOTE 2)           TOTALS      2001 FORM 1040 (NOTE 3)
       ----                      -----------      -----------------      ------      -----------------------
Gross Royalty Income ...........     100      x       $.706869       =   $70.69      Line 4, Part I, Schedule E
                                     ---              --------           ------
Severance Tax ..................     100      x       $.043424       =   $ 4.34      Line 16, Part I, Schedule E
                                     ---              --------           ------
Interest Income ................     100      x       $.005179       =   $  .52      Line 1, Part I, Schedule B
                                     ---              --------           ------
Administrative Expense .........     100      x       $.024564       =   $ 2.46      Line 18, Part I, Schedule E
                                     ---              --------           ------


                                     PART II

                             COST DEPLETION (NOTE 4)


                     COST DEPLETION
                   ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR
                     CALENDAR YEARS           COST DEPLETION            APPROPRIATE 2001
ORIGINAL BASIS         (NOTE 5)                 PURPOSES             COST DEPLETION FACTOR      2001 COST DEPLETION(*)
--------------     ------------------       -------------------      ---------------------      ----------------------
  $2,100.00     -      $1,923.46        =         $176.54        x          .022915          =          $4.05
  ---------            ---------                  -------                   -------                    ------


 *  Reflect cost depletion on 2001 Form 1040, line 20, Part 1, Schedule E
    (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                     WHERE TO REFLECT ON
                     ADJUSTED BASIS        GAIN        2001 FORM 1040
NET SALES PRICE         (NOTE 6)          (LOSS)          (NOTE 3)
---------------      --------------      ---------   -------------------
   $1,275.00     -      $172.49      =   $1,102.51       Form 4797
   ---------            -------          ---------

                        See Page 5 for Applicable Notes.

                             COMPREHENSIVE EXAMPLE 2
                                   (CONTINUED)
                              SABINE ROYALTY TRUST
                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2001

                   FOR UNITS HELD FOR ONLY PART OF THE YEAR

         This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 16, 2001 through December 17, 2001. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the monthly schedules (pages 8-19) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)

                                       MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                      ------------------------------------------------------------------------------------------------    FACTOR
                      JANUARY  FEBRUARY  MARCH   APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER  PER UNIT*
                      -------  -------- -------  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
  Income ..........  .201329   .236840  .268700     --   --    --    --      --         --       --        --        --   .706869
                      ------   -------  -------  ------ ---  ----  ----  ------  ---------  -------  --------  --------- ----------
Severance
  Tax .............  .012297   .014519  .016608     --   --    --    --      --         --       --        --        --   .043424
                      ------   -------  -------  ------ ---  ----  ----  ------  ---------  -------  --------  --------- ----------
Interest
  Income .........   .001582   .002053  .001544     --   --    --    --      --         --       --        --        --   .005179
                      ------   -------  -------  ------ ---  ----  ----  ------  ---------  -------  --------  --------- ----------
Administrative
  Expense ........   .008004   .009747  .006813     --   --    --    --      --         --       --        --        --   .024564
                      ------   -------  -------  ------ ---  ----  ----  ------  ---------  -------  --------  --------- ----------

---------

 * This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

                              SABINE ROYALTY TRUST
               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST

         The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active," "portfolio" or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio and as such can be reported as directed on the tax computation worksheet (page 5). However, under certain limited circumstances a different classification may be appropriate; accordingly Unit holders should consult their tax advisor concerning this matter.

TAX BACKGROUND INFORMATION

         Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust income and/or deductions.

         The income received or accrued and deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust. Thus, the taxable year for reporting a Unit holder's share of the Trust's income and deductions is controlled by the Unit holder's taxable year and method of accounting rather than the taxable year and method of accounting of the Trust. For example, a cash basis Unit holder should recognize income attributable to his Units as such income is received by the Trust; and deductions attributable to his Units should be claimed when such deductions are paid by the Trust.

    Effect of Escrow Arrangement

         The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in five of the six states provided for the execution of an escrow agreement by Sabine, the Trustee and InterFirst Bank Dallas, N.A., in its capacity as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine and a Louisiana bank, in the capacities of escrow agent and of trustee under Sabine Louisiana Royalty Trust. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.

         Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agents and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agents have agreed to endeavor to assure that they incur and pay expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is recognized for Federal income tax purposes and the Trustee and the escrow agents are able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

         If the escrow arrangement is not recognized for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

DEPLETION

    Cost Depletion

         Pursuant to the previously mentioned Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. This cost depletion deduction is computed by reference to the Unit holder's basis in each of his Units.

         The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the decimal derived when estimated total equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year is divided into the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

    Percentage Depletion

         Prior to the Revenue Reconciliation Act of 1990, Unit holders were prohibited from claiming percentage depletion on transferred proven oil and gas properties. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders which became Unit holders prior to October 12, 1990.

         For Unit holders which become Unit owners from transfers of Units occurring after October 11, 1990, the Revenue Reconciliation Act of 1990 repeals the prohibition on claiming percentage depletion. A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2001 should have received a Form 1042S from the Trust. The Form 1042S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

         A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. This election once made is generally irrevocable unless an applicable treaty allows the election to be made periodically.

         The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in Trust, for purposes of FIRPTA only, are not considered United States real property interests unless they are owned by a Unit holder having greater than a 5% interest in the Trust. Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

         Generally, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. This withholding is required only when the FIRPTA provisions apply, as described in the preceding paragraph. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 34% rate.

         In order to avoid such withholding when the FIRPTA provisions apply, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption statement certifying why such withholding is not required. Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

SALE OR EXCHANGE OF UNITS

         Generally, a Unit Holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date. Gain or loss on the sale of a Unit by a Unit holder who acquired the Unit(s) prior to January 1, 1987 who is not a "dealer" with respect to such Unit, who holds it as a capital asset and who has held it for the required amount of time will, in general, be treated as a long-term capital gain or loss.

         A Unit holder who is not a dealer who sells a Unit acquired on or after January 1, 1987 must recapture the depletion deductions taken with respect to such Unit by recognizing as ordinary income the lesser of (1) the depletion deductions taken or (2) the amount realized upon the sale less the adjusted basis of the Unit. Gain in excess of the recaptured depletion deduction will, in general, be treated as a capital gain.

         Units acquired after 1987 qualifying as capital assets must be owned more than 1 year to qualify for long-term capital gain or loss treatment.

BACKUP WITHHOLDING

         A payer is required under specified circumstances to withhold tax at the rate of 31% on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

         Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

STATE INCOME TAX

         Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders are urged to consult their own tax advisors concerning this matter.

         The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to properly report their state tax liability could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to carefully review the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.

         The state of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas for individuals. However, corporations (and Limited Liability Companies) doing business in Texas are subject to the Texas Franchise Tax which now includes a calculation based on the corporation's taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Furthermore, even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

         All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion is allowed by those states indicated above which impose a state income tax. Included herein is information to assist you in determining the respective allowable cost depletion deductions by state.

         The following table reflects calendar year corporate and individual income tax return due dates for the states in which the Properties are located. The state income tax return due dates for fiscal year taxpayers will generally allow the same period of time following the end of their respective fiscal years as is allowed for calendar year taxpayers. However, the Texas franchise tax return is generally due for all corporations on May 15.

        STATE                 CORPORATE TAXPAYER          INDIVIDUAL TAXPAYER
        -----                 ------------------          -------------------
        Texas                       May 15                   Not Applicable
        Florida                     April 1                  Not Applicable
        Louisiana                   April 15                 May 15
        Mississippi                 March 15                 April 15
        Oklahoma                    March 15                 April 15
        New Mexico                  March 15                 April 15

         Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.

         Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

         Florida                         Florida Department of Revenue
                                         5050 W. Tennessee Street
                                         Tallahassee, Florida 32399-0100
                                         (850) 488-6800
                                         www.state.fl.us

         New Mexico      Individuals:    State of New Mexico
                                         Taxation and Revenue Department
                                         1100 Saint Francis Drive
                                         P.O. Box 25122
                                         Santa Fe, New Mexico 87504-5122
                                         (505) 827-0700, (505) 827-0822
                                         www.state.nm.us

                         Corporations:   New Mexico Taxation and Revenue Department
                                         Attention: Corporate Income and Franchise Tax
                                         P.O Box 25127
                                         Santa Fe, New Mexico 87504-5127
                                         (505) 827-0825
                                         www.state.nm.us

         Mississippi                     Mississippi State Tax Commission
                                         Bureau of Revenue
                                         P.O. Box 1033
                                         Jackson, Mississippi 39215-1033
                                         (601) 923-7000
                                         www.state.ms.us

         Louisiana       Individuals:    Department of Revenue and Taxation
                                         State of Louisiana
                                         P.O Box 3440
                                         Baton Rouge, Louisiana 70821-3440
                                         (225) 219-0102
                                         www.state.la.us

                         Corporations:   Secretary of Revenue and Taxation
                                         State of Louisiana
                                         P.O. Box 3863
                                         Baton Rouge, Louisiana 70821
                                         (225) 219-0067
                                         www.state.la.us

         Oklahoma        Individuals:    Oklahoma Tax Commission
                                         P.O. Box 26800
                                         Oklahoma City, OK 73126-0800
                                         (405) 521-3160
                                         www.state.ok.us

                        Corporations:   Oklahoma Tax Commission
                                        P.O. Box 26800
                                        Oklahoma City, Oklahoma 73126-0800
                                        (405) 521-3126
                                        www.state.ok.us

         Texas                          Texas Comptroller of Public Accounts
                                        P.O. Box 13528, Capitol Station
                                        Austin, Texas 78711-3528
                                        (800) 252-5555
                                        www.state.tx.us